                                                                   EXHIBIT 10.14




              AGREEMENT AND SEVENTH AMENDMENT TO CREDIT AGREEMENT
                                (August 1, 1996)


         THIS AGREEMENT AND SEVENTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made and entered into as of August 1, 1996 by and among ALLWASTE, INC. (the "Company"), a Delaware corporation, EACH OF THE FINANCIAL INSTITUTIONS SIGNATORY HERETO (individually, a "Bank" and collectively, the "Banks"), TEXAS COMMERCE BANK NATIONAL ASSOCIATION ("TCB"), a national banking association acting as agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent"), and NATIONSBANK OF TEXAS, N.A., a national banking association, as co-agent under the Credit Agreement (as defined hereinafter) (in such capacity, the "Co-Agent").

RECITALS:

         A. The Company, the Agent and the Banks have entered into a Credit Agreement dated as of November 30, 1993 (which such Credit Agreement, as the same may have heretofore been amended, modified, supplemented and restated from time to time, is hereinafter called the "Credit Agreement").

         B. The Company, the Agent, the Co-Agent and the Banks now desire to amend the Credit Agreement in certain respects as provided hereinbelow.

AGREEMENTS:

         NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto do hereby agree as follows:

         1. Net Worth Covenant Amended. Section 5.3(b) of the Credit Agreement is hereby amended in its entirety to be and read as follows:

         "(b) have at all times a NET WORTH equal to (1) $113,291,000 plus (2) the Net Worth Floor Adjustment;"

         2. Rate Hedging Agreement Approved. The Agent and the Banks hereby ratify and confirm that each of them in advance approved, and each of them does now acknowledge and approve, the Rate Hedging Agreement into which the Company has entered with TCB and NationsBank ___________ in the form of a "Cap" on $30,000,000 for three (3) years at 7% on a 3-month LIBOR basis, all as is required pursuant to Section 6.1(n) of the Credit Agreement.

         3. Limitation on Investments Amended. Section 6.7(j) of the Credit Agreement is hereby amended by deleting the amount "$10,000,000" where it appears therein and substituting therefor the amount "$15,000,000."

         4. Release of Guaranty of Hydrowash Recycling Systems, Inc. The Agent and the Banks hereby acknowledge and consent to the sale by the Company of the Stock of Hydrowash Recycling Systems, Inc. ("Hydrowash"), a Texas corporation, on January 17, 1996 for the consideration of $350,000 to the original owners of Hydrowash Recycling Systems, Inc. and, further, the Agent and the Banks do hereby agree that Hydrowash is released from its liabilities under the Guaranties effective as of the date of such sale.

         5. Delivery of Certificates of Existence, Good Standing, Etc. With respect to each Guarantor, the Company hereby agrees to deliver to the Agent, within thirty (30) days after the date hereof, certificates from the appropriate public officials of each of the states where such Guarantor is incorporated and conducts its business as to the continued existence, good standing and authority to do business in those states.

         6. Conditions. No part of this Amendment shall become effective until the Company shall have delivered (or shall have caused to be delivered) to the Agent each of the following, in Proper Form:

         (a) a certificate from the Secretary of State or other appropriate public official of the State of Delaware as to the continued existence and good standing of the Company in the State of Delaware;

         (b) a certificate from the Secretary of State or other appropriate public official of the State of Texas as to the qualification of the Company to do business in the State of Texas;

         (c) a certificate from the Office of the Comptroller of the State of Texas as to the good standing of the Company in the State of Texas;

         (d) a legal opinion from the general counsel for the Company and the Current Guarantors acceptable to the Agent in its sole and absolute discretion;

         (e) certificates dated as of the date hereof of the Secretary or any Assistant Secretary of the Company and each of the Guarantors as of the date hereof, and such other documents and information as the Banks may request;

         (f) a Consent, in Proper Form, executed by of all of the Guarantors to the execution and delivery of this Amendment and such other related matters as the Banks may reasonably require;

         (g) a Notice of Entire Agreement and Release of Claims executed by the Company and each of the Guarantors as of the date hereof, and

         (h)     the amendment fee payable to each Bank as provided in Section
                 2.16 of the Credit Agreement.

         7. Representations True; No Default. The Company represents and warrants that the representations and warranties contained in Section 4 of the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date. The Company hereby certifies that no Default or Event of Default under the Credit Agreement or any of the other Loan Documents has occurred and is continuing as of the date hereof.
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         8.      Ratification. Except as expressly amended hereby, the Credit
Agreement and the other Loan Documents shall remain in full force and effect. In the event of any conflict between this Amendment and the Credit Agreement or any of the other Loan Documents (or any earlier modification of any of them), this Amendment shall control. The Credit Agreement, as hereby amended, and all rights and powers created thereby or thereunder and under the other Loan Documents are in all respects ratified and confirmed and remain in full force and effect.

         9. Definitions and References. Terms used herein which are defined in the Credit Agreement or in the other Loan Documents shall have the meanings therein ascribed to them. The term "Credit Agreement" as used in the Credit Agreement, the other Loan Documents or any other instrument, document or writing furnished to the Agent, the Co-Agent or any of the Banks by the Company shall mean the Credit Agreement as hereby amended.

         10. Miscellaneous. This Amendment (a) shall be binding upon and inure to the benefit of the Company, the Banks, the Agent, the Co-Agent and their respective successors, assigns, receivers and trustees (provided, however, that the Company shall not assign its rights hereunder without the prior written consent of the Agent); (b) may be modified or amended only by a writing signed by each party; (c) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE UNITED STATES OF AMERICA; (d) may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement; and (e) together with the other Loan Documents, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter. The headings herein shall be accorded no significance in interpreting this Amendment.

         IN WITNESS WHEREOF, the Company, the Banks, the Agent and the Co-Agent have caused this Amendment to be signed by their respective duly authorized officers, effective as of the date which first appears hereinabove.

                                          ALLWASTE, INC.,
                                          a Delaware corporation


                                          By: /s/ T. Wayne Wren, Jr.
                                             -----------------------------------
                                          T. Wayne Wren, Senior Vice President


ATTEST:


 /s/ William L. Fiedler
-----------------------------
William L. Fiedler, Secretary


Attachments:
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Schedule I - Non-guaranteeing Subsidiaries
             and Dormant Subsidiaries

                                   TEXAS COMMERCE BANK,
                                   NATIONAL ASSOCIATION,
                                   a national banking association,
                                   as a Bank and as Agent



                                   By: /s/ C. D. Karges
                                      -----------------------------
                                       C. D. Karges,
                                       Senior Vice President

                                        NATIONSBANK OF TEXAS, N.A., a national
                                                  banking association, as a
                                                  Bank and as Co-Agent


                                        By: /s/ Forest Scott Sinehuff
                                           -----------------------------
                                        Name: Forest Scott Sinehuff
                                              --------------------------
                                        Title: Senior Vice President
                                               -------------------------

                                        BANK OF AMERICA TEXAS, N.A.,
                                         a national banking association



                                        By: /s/ Victor N. Tekell
                                           ---------------------------------
                                            Victor N. Tekell, Vice President

                                        FIRST INTERSTATE BANK OF TEXAS, N.A,
                                        a national banking association


                                        By: /s/ Christopher King
                                           --------------------------------
                                        Name: Christopher King
                                              -----------------------------
                                        Title: Assistant Vice President
                                               ----------------------------

                                        THE BANK OF NOVA SCOTIA


                                        By: /s/ F. C. H. Ashby
                                           ----------------------------------
                                        Name:  F.C.H. Ashby
                                             --------------------------------
                                        Title: Senior Manager Loan Operations
                                              -------------------------------

                                        COMERICA BANK-TEXAS,
                                        a Texas banking association


                                        By: /s/ Eric Lundquist
                                           ----------------------------
                                        Name: Eric Lundquist
                                             --------------------------
                                        Title: Assistant Vice President
                                              -------------------------

                                        LTCB TRUST COMPANY,
                                        a New York Trust Company


                                        By: /s/ John J. Sullivan
                                           --------------------------------
                                        Name: John J. Sullivan
                                             ------------------------------
                                        Title: Executive Vice President
                                              -----------------------------

                                        ABN AMRO BANK N.V., HOUSTON AGENCY

                                        By: ABN AMRO North America, Inc.
                                            As Agent


                                        By: /s/ Laurie C. Tuzo
                                           -------------------------------
                                        Name: Laurie C. Tuzo
                                             -----------------------------
                                        Title: Vice President and Director
                                             -----------------------------


                                        By: /s/ Lila Jordan
                                           -------------------------------
                                        Name: Lila Jordan
                                             -----------------------------
                                        Title: Vice President and Director
                                              ----------------------------

                                   SCHEDULE I


NON-GUARANTORS:

Allwaste Asbestos Abatement of New England, Inc.
Allwaste Environmental Services/North Central, Inc. (ILLINOIS CORP-FOR UNION PURPOSES ONLY)
Allwaste of Canada Ltd.
Allwaste Servicios Industriales de Control Ecologico S.A. de C.V.
Allwaste Tank Services S.A. de C.V.
Caligo de Mexico, S.A. de C.V.
Caligo Reinigungsges m.b.H.